EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

TARA MINERALS CORP.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the transition report of Tara Minerals Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2010 as filed with the Securities Exchange Commission on the date hereof (the “Report”), we, Francis Richard Biscan, the Principal Executive Officer of the Company, and David A. Bizzaro, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date:   August 16, 2010

         /s/ Francis Richard Biscan

Francis Richard Biscan,

Principal Executive Officer

Date:   August 16, 2010

/s/ David A. Bizzaro

David A. Bizzaro,

Principal Financial Officer